UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2011 (June 8, 2011)
PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under ☐ the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under ☐ the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Pebblebrook Hotel Trust (the “Company”) issued a press release on June 10, 2011 announcing that it had closed on the acquisition of the W Boston. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
A copy of the materials about the W Boston that the Company intends to distribute is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted a copy of these materials in the investor relations section of its website at www.pebblebrookhotels.com.
Item 8.01. Other Events.
On June 8, 2011, a subsidiary of the Company completed its acquisition of the 235-room W Boston, located in Boston, Massachusetts, for $89.5 million from SW Boston Hotel Venture, LLC, an unaffiliated third party. The transaction was funded entirely with available cash.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The Company previously reported the following historical financial statements of the W Boston in the Company’s Current Report on Form 8-K filed on June 3, 2011:
1.	Balance Sheets as of March 31, 2011 (unaudited) and December 31, 2010 and 2009

2.	Statements of Operations for the three months ended March 31, 2011 and 2010 (unaudited), year ended December 31, 2010 and period from October 29, 2009 (commencement of operations) through December 31, 2009

3.	Statements of Owner’s Equity in Hotel for the three months ended March 31, 2011 (unaudited), year ended December 31, 2010 and period from October 29, 2009(commencement of operations) through December 31, 2009

4.	Statements of Cash Flows for the three months ended March 31, 2011 and 2010 (unaudited), year ended December 31, 2010 and period from October 29, 2009(commencement of operations) through December 31, 2009
(b) Pro forma financial information.
The Company previously reported the following pro forma financial information of the Company in the Company’s Current Report on Form 8-K filed on June 3, 2011:
1.	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2011.

2.	Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2011.

3.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued on June 10, 2011.

99.2	Materials about the W Boston.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
June 10, 2011	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on June 10, 2011.

99.2	Materials about the W Boston.